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                                                                    EXHIBIT 10.2

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

         This Amendment to Purchase and Sale Agreement (the "Amendment") is made as of this 18th day of November, 2003, by and among PRVR Limited Partnership, a Delaware limited partnership, Neil Spizizen, General Partner and also know as Paradise RV Resort ("Seller"), and Diversified Investments Services, L.L.C., a Delaware limited liability company ("Buyer").

         WHEREAS, Seller and Buyer previously entered into that certain Recreational Vehicle Park Purchase and Sale Agreement dated October 9, 2003 (the "Agreement").

         WHEREAS, the parties desire to amend the Agreement as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, together with other valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

         1. RECITALS. The above Recitals are true and correct and incorporated herein by reference.

         2. EXTENSION OF INSPECTION PERIOD. Seller and Buyer agree to extend the Inspection Period set forth in paragraph 4 of the Agreement until December 1, 2003.

         3. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         4. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

         5. FACSIMLE AND COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement. An executed facsimile of this Amendment shall be deemed and original for all purposes.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date written above.

                                       PRVR LIMITED PARTNERSHIP,
                                       A DELAWARE LIMITED PARTNERSHIP

                                       By: /s/ Neil Spizizen
                                           -------------------------------------
                                            Neil Spizizen
                                            General Partner

                                                                        "SELLER"

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                                    DIVERSIFIED INVESTMENTS SERVICES,
                                    L.L.C., a Delaware limited liability company

                                    By: /s/ Barry L. Haase
                                        -------------------------------------
                                        Barry L. Haase
                                        Manager

                                                                         "BUYER"

         ACKNOWLEDGED AND AGREED as of this 19 day of November, 2003.

                                    FIRST AMERICAN TITLE INSURANCE
                                    COMPANY, a California corporation

                                    By: /s/ Carol Peterson
                                        -------------------------------------
                                        Carol Peterson
                                        Branch Manager

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